                                                                  Exhibit 10.194

EQUIPMENT SCHEDULE NO. 4 , dated 5-9-02, to Master Lease Agreement, dated 5-6-97, between THE CIT GROUP/EQUIPMENT FINANCING, INC. ("Lessor") and Meadow Valley Contractors ("Lessee").

This Equipment Schedule incorporates the terms and conditions of the above-referenced Master Lease Agreement.

This is Originally Executed Copy No. 1 of 1 originally executed copies. Only transfer of possession by Lessor of Originally Executed Copy No. 1 shall be effective for purposes of perfecting an interest in this Schedule by possession.

The Equipment listed on this Schedule will be located at

4411 South 40th Street         Phoenix        Maricopa       AZ        85040
-------------------------------------------------------------------------------
Address                        City           County         State     Zip Code

LEASE TERM: The term of this Lease for the items described in this Schedule shall be 60 months.

RENTALS: For said term or any portion thereof, Lessee shall pay to Lessor the stated aggregate rentals, of which

$49,277.92 is herewith paid in advance and the balance of the rentals is payable in 60 equal, successive, monthly payments as stated, of which the first is due on the first monthly rental date set forth below, and the others on a like date of each month thereafter, until fully paid.

Item                     Description of Equipment                           Aggregate           Monthly
 No.       (Include make, kind of unit, year, model and serial number.)       Rental             Rental
---------------------------------------------------------------------------------------------------------
           See Schedule "A" consisting of two (2) pages attached hereto     763,088.32          11,896.84
           and made a part hereof



              Date                       Date of                    Renewals                     Purchase
Item       Lease Term                 First Monthly             (No. of Years and                 Option
 No.        Commences                    Rental                  Amount per Year)                  Price
---------------------------------------------------------------------------------------------------------
           5-30-02                    6-30-02                   NONE                             1.00

The Lease term commences on 5-30-02.
                            -------

The first Monthly Rental is due on 5-30-02.
                                   -------

The Lease term may be renewed for N/A months with the Monthly Rental for such
                                  ---
renewal term of None.
                ----

The Lessee has the option to purchase the Equipment as of the last day of the initial Lease term for $1.00.
                        ----

Special Provisions Instructions

If this Equipment Schedule No. 1 is prepaid prior to the date provided for repayment, the Lessee agrees to pay the following fees: During the first year--NO PREPAYMENT PENALTY ALLOWED; During the second lease year--5% of the then unpaid balance; During the third year--4% of the then unpaid balance; During the fourth year--3% of the then unpaid balance; During the fifth lease year--2% of the then unpaid balance.


**SO AS LONG AS THERE IS OUTSTANDINGS UNDER THE CRC DATED         THE EQUIPMENT
                                                          -------
SHALL SECURE ALL OBLIGATIONS OF THE LESSOR.



ACCEPTED:

LESSEE:

Meadow Valley Contractors
----------------------------------------------

By /s/ Bradley E. Larson      Title President
   ---------------------            ----------


LESSOR:

The CIT Group Equipment Financing, Inc.
----------------------------------------------


By Illegible                  Title Illegible
   ---------------------            ----------

                                  Schedule "A"

    This Schedule A is attached to made a part of the Master Equipment Lease dated 5-6-97 and Schedule No. 4 dated between Meadow Valley Contractors, Inc. as Lessee and The CIT Group/Equipment Financing, Inc.
                                   as Lessor



Collateral:

One (1) 1998 Caterpillar Model 970F Wheel Loader, S/N: 7SK01085
One (1) 1998 Caterpillar Model 980g Wheel Loader, S/N: 2KR02032
One (1) New Goodfellow 36" X 12' Heavy Duty Feeder, S/N: 3612BFC-003
One (1) New Goodfellow/JCI 6' X 20' 3 Deck Horizontal Screen Plant, S/N:
        99H17G32
One (1) 30" x approx. 30' Channel Conveyor (9-30-8030AA) w/Weg 10hp motor
        (9M10W956) & Leroy Somer 203 Reducer (512150010/039)
One (1) 30" x approx. 60' Channel Conveyor (9-30-8058AA) w/Marathon 15hp motor
        (9M15M-547) & Leroy Somer 207 Reducer (125872001/022)
One (1) 30" x approx. 60' Channel Conveyor (9-30-8057AA) w/Marathon 15hp motor
        (9M15M567) & Leroy Somer 207 Reducer (131709706/023)
One (1) 30" x approx. 60' Channel Conveyor (9-30-8021AA) w/Marathon 15hp motor
        (9M15M559) & Leroy Somer 207 Reducer (141543105/022)
One (1) 30" x approx. 60' Channel Conveyor (9-30-8022AA) w/Marathon 15hp motor
        (9M15M558) & Leroy Somer 207 Reducer (159225503/001)
One (1) 30" x approx. 60' Channel Conveyor (9-30-7967AA) w/Marathon 15hp motor
        (9M15M523) & Leroy Somer 207 Reducer (153195004/003)
One (1) 30" x approx. 60' Channel Conveyor (9-30-7755AA) w/Marathon 15hp motor
        (9M15M-569) & Leroy Somer 207 Reducer (159225503/021)
One (1) 30" x approx. 60' Channel Conveyor (9-30-8073AA) w/Marathon 15hp motor
        (9M15M563) & Leroy Somer 207 Reducer (1159225503/017)
One (1) 30" x approx. 60' Channel Conveyor (9-30-8074AA) w/Marathon 15hp motor
        (9M15M571) & Leroy Somer 207 Reducer (141543104/004)
One (1) 30" x approx. 104' Lattice Conveyor (9-30-7763AA) w/Marathon 25hp motor
        (9M25M-297) & Leroy Somer 215 Reducer (506808010/013)
One (1) 30" x approx. 104' Lattice Conveyor (9-30-7762AA) w/Marathon 25hp motor
        (9M25M-295) & Leroy Somer 215 Reducer (617204010/027) on Radial Stacking Carrier (9XXS-3682AA)
One (1) 30" x approx. 104' Lattice Conveyor (9-30-7761AA) w/Marathon 25hp motor
        (9M25M-294) & Leroy Somer 215 Reducer (613942010/024) on Radial Stacking Carrier (9XXS-3683AA)
One (1) 36" x approx. 30' Channel Conveyor (9-30-7834AA) w/Weg 10hp motor
        (9M10W955)) & Leroy Somer 203 Reducer (504532012-030)
One (1) 36" x approx. 30' Channel Conveyor (9-30-7837AA) w/Marathon 10hp motor
        (9M10M1019) & Leroy Somer 203 Reducer (617200010/011)
One (1) 36" x approx. 60' Channel Conveyor (9-30-7959AA) w/Marathon 20hp motor
        (9M20M444) & Leroy Somer 215 Reducer (517681010/006)
One (1) 36" x approx. 60' Channel Conveyor (9-30-7958AA) w/Marathon 20hp motor
        (9M20M443) & Leroy Somer 215 Reducer (500708010/008)
One (1) 36" x approx. 60' Channel Conveyor (9-30-8075AA) w/Marathon 20hp motor
        (9M20M518) & Leroy Somer 215 Reducer (131709708/021)
One (1) Simplicity 45 X 20 Vibrating Grizzly Feeder (9492A) w/Weg 30hp motor
        (9M30W-266)

Lessee:
MEADOW VALLEY CONTRACTORS, INC.

BY: /s/ Bradley E. Larson       Title: President
        -----------------              ---------